MCNAB CREEK GOLD CORP.
A Nevada Corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Kenneth G. Townsend, President, Chief Executive Officer and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The amended annual report on Form 10-KSB of McNab Creek Gold Corp. for the period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McNab Creek Gold Corp.

Dated: November 27, 2006	/s/ Kenneth G. Townsend

Kenneth G. Townsend,
President and Chief Executive Officer And Chief Financial Officer